UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 11, 2009

BERRY PETROLEUM COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9735	77-0079387
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Broadway, Suite 3700, Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 999-4400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

Berry Petroleum Company (the “Company”) is filing this Current Report on Form 8-K to update the following items of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”) as set forth under the corresponding items contained in Exhibit 99.1, which is incorporated herein by reference:

•                  Item 6. Selected Financial Data;

•                  Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operation; and

•                  Item 8.  Financial Statements and Supplementary Data.

These updates are being made to reflect (1) the presentation as discontinued operations of the Company’s natural gas assets in the Denver-Julesburg basin in Colorado (the “DJ Basin assets”) in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, and (2) the Company’s implementation of FASB Staff Position No. EITF 03-06-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-06-01”), which requires the revision of prior period basic and diluted earnings per share data.

As previously disclosed, the Company sold its DJ Basin assets on April 1, 2009.  SFAS 144 requires the Company to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met.  SFAS 144 further requires the Company to reclassify results of operations from a property disposed or designated as held for sale as income from discontinued operations during all reported periods. This Current Report on Form 8-K sets forth, among other things, audited financial statements of the Company for the years ended December 31, 2006, 2007 and 2008, including revised notes thereto, which reflect the impact of reclassifying results of operations from the DJ Basin assets in accordance with SFAS 144.

Also as previously disclosed, on January 1, 2009, the Company adopted FSP EITF 03-06-1.   FSP EITF 03-06-1 clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends before vesting should be considered participating securities. As participating securities, these instruments should be included in the earnings allocation in computing basic earnings per share under the two-class method described in SFAS No. 128, Earnings per Share. As a result, all prior period earnings per share data presented in the Form 10-K have been updated to conform with the provisions of this pronouncement.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 25, 2009, the date the Company filed the Form 10-K with the Securities and Exchange Commission (the “SEC”). More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009 (the “Form 10-Qs”) and other filings with the SEC.  The information in this Current Report on Form

8-K should be read in conjunction with the Form 10-K, the Form 10-Qs and other documents the Company filed with the SEC subsequent to February 25, 2009.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION
23.1	—	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
99.1	—

Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and Item 8. Financial Statements and Supplementary Data (updating Part II, Items 6, 7 and 8 of the Form 10-K filed on February 25, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PETROLEUM COMPANY

	By:	/s/ Shawn M. Canaday
Shawn M. Canaday
Assistant Secretary

Date: August 11, 2009

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
23.1	—	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
99.1	—

Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and Item 8. Financial Statements and Supplementary Data (updating Part II, Items 6, 7 and 8 of the Form 10-K filed on February 25, 2009).